                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT




NAME OF SUBSIDIARY                             STATE OF ORGANIZATION                        DATE OF
------------------                             AND TYPE OF ENTITY                        ORGANIZATION
                                               -----------------------------             ------------

HCRI Pennsylvania Properties, Inc.             Pennsylvania corporation                November 1, 1993
HCRI Overlook Green, Inc.                      Pennsylvania corporation                July 9, 1996
HCRI Texas Properties, Inc.                    Delaware corporation                    December 27, 1996
HCRI Texas Properties, Ltd.                    Texas limited partnership               December 30, 1996
HCRI Friendship, LLC                           Virginia limited liability company      February 21, 1997
HCRI St. Charles, LLC                          Virginia limited liability company      February 21, 1997
HCRI Satyr Hill, LLC                           Virginia limited liability company      November 24, 1997
Health Care REIT International, Inc.           Delaware corporation                    February 11, 1998
HCN Atlantic GP, Inc.                          Delaware corporation                    February 20, 1998
HCN Atlantic LP, Inc.                          Delaware corporation                    February 20, 1998
HCRI Nevada Properties, Inc.                   Nevada corporation                      March 27, 1998
HCRI Southern Investments I, Inc.              Delaware corporation                    June 11, 1998
HCRI Louisiana Properties, L.P.                Delaware limited partnership            June 11, 1998
HCN BCC Holdings, Inc.                         Delaware corporation                    September 25, 1998
HCRI Tennessee Properties, Inc.                Delaware corporation                    September 25, 1998
HCRI Limited Holdings, Inc.                    Delaware corporation                    September 25, 1998
Pennsylvania BCC Properties, Inc.              Pennsylvania corporation                September 25, 1998
HCRI North Carolina Properties, LLC            Delaware limited liability company      December 10, 1999
HCRI Massachusetts Properties, Inc.            Delaware corporation                    March 17, 2000
HCRI Massachusetts Properties Trust            Massachusetts trust                     March 30, 2000
HCRI Indiana Properties, Inc.                  Delaware corporation                    June 15, 2000
HCRI Indiana Properties, LLC                   Indiana limited liability company       June 16, 2000
HCRI Holdings Trust                            Massachusetts trust                     September 9, 2000
HCRI Maryland Properties, LLC                  Maryland limited liability company      July 19, 2001
HCRI Massachusetts Properties Trust II         Massachusetts trust                     September 26, 2001
HCRI Beachwood, Inc.                           Ohio corporation                        October 11, 2001
HCRI Broadview, Inc.                           Ohio corporation                        October 11, 2001
HCRI Westlake, Inc.                            Ohio corporation                        October 11, 2001
HCRI Westmoreland, Inc.                        Delaware corporation                    October 16, 2001
HCRI Wisconsin Properties, LLC                 Wisconsin limited liability company     December 11, 2001
HCRI North Carolina Properties I, Inc.         North Carolina corporation              January 1, 2002
HCRI North Carolina Properties II, Inc.        North Carolina corporation              January 1, 2002
HCRI North Carolina Properties III,
  Limited Partnership                          North Carolina limited partnership      January 1, 2002
HCRI Kentucky Properties, LLC                  Kentucky limited liability company      January 7, 2002
HCRI Laurel, LLC                               Maryland limited liability company      January 17, 2002






                                      -55-